ANNUAL REPORT








[DAVIS LOGO]


JULY 31, 2000


DAVIS GROWTH &
INCOME FUND

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Fellow Shareholder,

We are optimists at heart and we believe that stocks offer the best means of creating wealth over the long term. Historically, stocks have won over time because they represent claims on growth, not a fixed promise to pay a fixed amount, which is the case with bonds.(1) As gross domestic product (GDP) and corporate profits grow, so does the valuation floor for stocks.

With that as a backdrop, every day when we come to work we try to do four things. First, we seek out businesses that will grow, preferably ones that need little new capital because that means they are the most self-sufficient.

Second, we evaluate the judgment, vision and integrity of management. We want to get a good feel for what management plans to do with the free cash flows generated by the business--be it making new investments, acquiring other businesses or increasing dividends.

Third, we value those businesses against the alternatives, seeking to determine what "mystery" coupon or rate of return the business will produce for its stockowners. In other words, we determine what we would be willing to pay for the business in order to provide us with a better projected rate of return than the coupon rate on risk-free alternatives such as 10-year Treasury bonds, and we try to buy the companies when they are attractively valued.

Fourth, we consider this analysis within the context of where we are in the stock market cycle. We know we are on a long journey. If equities grow at a rate of around 7% a year over the next 30 years, which is a little less than their long-term average growth rate, that would take the Dow Jones Industrial Average from around 10,000 to 80,000 by 2030.(2) At the same time, we are mindful that road conditions will not always be favorable and that there will be checkpoints along the way because different eras create different risk profiles.

Looking ahead over the next few years, we recognize that we are unlikely to continue enjoying the big drivers of stock performance that we have had over the past 15 to 20 years--namely, dramatically rising corporate profits, steeply falling interest rates and sharply higher price/earnings (P/E) valuations. Inflation and interest rates have plateaued at best and may be increasing, which means caution lights are flashing on the road ahead. If inflation keeps climbing, the Federal Reserve will take concerted action after the presidential election, raising interest rates even further and therefore the risk-free hurdle rate against which all stocks have to compete. As for corporate profits, they still have a green light, but they have been inflated by various accounting practices and cannot keep growing their share of GDP forever.

All of this leads us to believe that the market could be in a 30% to 50% trading range over the next 5 to 10 years before there is a big break out again. That is a lot of movement in points, but not much in percentage terms, particularly when you consider the market went up tenfold (from 1,000 to 10,000) over the past 20 years. Although the rate of growth may be slowing, we still anticipate a fairly favorable environment for stocks. The Federal Reserve is doing its job right by trying to prolong the cycle, deflate a bubble and prevent a boom/bust scenario. Even if we stay in a trading-range market for some time, there should always be opportunities for stock picking.

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

We think multinationals may be a fertile area to investigate whether they are in the technology, drug or financial sector. For several years, these companies have been fighting headwinds related to various financial crises around the world, the strength of the dollar and the market's fixation on Internet companies. Now high-quality multinationals with proven management teams may move into the spotlight because they have flexibility to allocate capital around the globe to wherever it may earn the best return, and with a world population of around six billion, their potential customer base is huge.

Contrary to what some people may believe, we are not against technology. Particularly in a difficult market when you have to be a good stock picker, it is useful to identify a theme. Over the next decade, technology is almost certain to be a key investment trend, whether it be the inventors of technology or traditional companies that successfully apply technology in their business models. American Express(3) is one example of a company that is likely to benefit as consumers buy more and more over the Internet, charging purchases on their credit cards. In addition, there are a number of financial and other companies that will use the Internet to drive down their costs or to leverage their brand power and broaden their marketing reach. If these companies are also multinational, so much the better because they can do this all over the world.

Of course, no one knows for sure exactly what the next few years will bring. But regardless of election results, inflation, interest rates or profit trends, we will continue to manage money according to the same generational philosophy we have applied for decades in all types of markets. Investing is a batting average business, full of strikeouts and mistakes as well as home runs. Rest assured that we will try to do sensible things every day when we come to work and do the best we can because our money is invested side by side with our fellow shareholders. We continue to believe that stocks are the best way to build long-term wealth. Staying invested puts time on our side and gives compounding the opportunity to work for us all.(4)

Sincerely,

/s/ Shelby M.C. Davis

Shelby M.C. Davis
Senior Research Adviser

September 6, 2000

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

PERFORMANCE OVERVIEW

The Davis Growth & Income Fund's Class A shares generated a total return on net asset value of 6.51% for the six-month period and 2.94% for the one-year period ended July 31, 2000.(5) By way of comparison, the funds included in Lipper Analytical Services Multi-Cap Value Fund category(6) averaged returns of 4.68% and (1.00)%, respectively, over the same time periods.

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND ANDREW A. DAVIS, PORTFOLIO MANAGERS

Q. How would you describe the performance of the Fund's equity holdings so far this year?

A. We have been very pleased with the performance of several companies that were relatively recent additions to the portfolio. In general, these companies were purchased while their stock prices languished under clouds of uncertainty or even scandal. In such cases, while we are taking what might be called "headline" risk, the fact that we are buying the companies after bad news has been disclosed often limits our economic risk.

Our purchase of American Home Products,(3) for example, came at a time when the company was facing litigation concerning unforeseen side effects with one of its drugs. While there was always a risk that the consequences of this litigation could have been much worse than we anticipated, we believed that the stock price more than discounted the likely outcome and that, as the clouds of uncertainty lifted, investors would again recognize the powerful new products and strong position of this company. Our colleague Danton Goei was an important resource in the Fund's opportunistic purchase of this company at significantly lower prices.

Similarly, our decision to triple our holdings in Tyco came at a time when the company was undergoing SEC scrutiny regarding its accounting for a number of mergers and acquisitions. Our partner Ken Feinberg led an incredibly thorough research effort on this complex company and was ably assisted by Adam Seessel in reconstructing all of the company's recent acquisitions and arriving at the conclusion that management's accounting practices were quite reasonable.

Although these companies could still prove to be disappointing investments if bad news subsequently comes to light, we think both are illustrative of our willingness to purchase companies opportunistically while others are anxiously selling. Such decisions can only be made with conviction based on thorough and independent research and on the recognition that short-term movements in stock prices often reflect changes in psychology rather than changes in economics.

Q. What about the Fund's investments in real estate stocks?

A. The real estate sector is much more in favor than it was last year and is performing better and better as the days go by. The last phase of what we think will be the full recovery of real estate stock prices will occur when the higher growth, smaller cap companies start to climb, and we may be nearing or at that point now.

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND ANDREW A. DAVIS, PORTFOLIO MANAGERS - CONTINUED

We believe that a key reason for the improved performance of real estate stocks may simply be that the real estate investment trust (REIT) industry has a little more history under its belt. The REIT world as we know it today was born in 1991 at the end of the last major downturn in real estate and has not yet gone through a complete economic cycle. But every quarter that goes by where these companies perform better and better--whether the economy is surging or slowing, whether interest rates are rising or falling--simply increases their credibility, and every bit of added credibility adds to their multiples.

Perhaps the most important difference in this real estate cycle versus other cycles historically has been the absence of overbuilding. This is a big positive for the industry because it means when the economy turns down as it inevitably will and demand slows, real estate companies will not be burdened by excess new supply as they were in the late 1980s and early 1990s. Instead, the real estate industry should enter the next recession in good shape relative to supply and demand, and that can make a huge difference in the long-term rate of return in any business. We think we will continue to see greater consistency in company earnings, and consistency is a virtue highly valued by investors.

Q. What are your favorite real estate holdings now?

A. The Fund has enjoyed good returns from Spieker Properties, a diversified REIT, and Boston Properties, an office REIT. The performance of two other relatively big positions, Apartment Investment & Management Company and Alexandria Real Estate Equities, another office REIT, has not yet fully lived up to expectations. While these stocks are up significantly more than the S&P 500 for the year, they are not up enough given the superior growth rates of these two fine companies. However, we feel confident that these companies will receive the investor recognition they deserve.

Another favored holding is Centerpoint Properties, an industrial REIT that the Fund has owned for some time. The company has grown its earnings 15% annually, year after year, but its stock price performance last year was disappointing. Although the stock has done much better in the year 2000, recently hitting a new high, we expect even more from the shares.

Q. Could you comment on the overall market environment this year and its impact on the Fund's portfolio?

A. Turning from those specifics of the portfolio to the market in general, the year 2000 has proven to be another period of tremendous stock price volatility. The relatively anemic change in the market averages so far this year is deceptive in that it masks enormous underlying gyrations in the prices of individual issues. A natural consequence of such volatility, other factors being equal, is a tendency toward higher turnover. These enormous price swings mean companies are more likely to advance from a range of fair value to levels at which we would consider them overvalued and therefore candidates for sale, or conversely to decline to such prices that we would consider adding to our positions.

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND ANDREW A. DAVIS, PORTFOLIO MANAGERS - CONTINUED

Another recent characteristic of the market has been a constant lowering of the quality of reported earnings. As anyone who runs a business can attest, perfectly predictable and consistent results can rarely be achieved in precise 12-week intervals. Yet Wall Street has come to place such a premium on consistent results that increasingly corporate America is torturing accounting policies to create the illusion of predictability and consistency in these short quarterly periods. As a result, earnings are frequently not what they seem, and reported results often include nonrecurring items such as favorable changes in pension fund assumptions, gains on sales of operations or securities, expense reductions from previously incurred restructuring charges and other financial gimmicks. Thus, most companies' quarterly earnings must be scrutinized much more intensively than ever before.

While we hope not to own many of the most flagrant offenders in the Davis Growth & Income Fund, we would expect that over the next several years the newspapers will be full of companies forced to come clean when their bag of accounting tricks is empty. Once a company starts down this path, it is difficult to stop as inflated results in the current quarter become increasingly difficult comparisons for future quarters.

Q. What final thoughts would you like to leave with your fellow shareholders?

A. While these observations may sound pessimistic, we are reminded of our father's comment last year that our goal is to be neither optimistic nor pessimistic, but to do our best to be realistic. As we have said in the past, the reality is that returns in the next decade are unlikely to be near the levels enjoyed in the last two decades. The danger is that as investors move from a position of almost universal optimism to a more realistic stance equity valuations could suffer significantly. It is the tendency of markets, like pendulums, not to move to the middle ground and stop, but instead to swing markedly to the other side. While such a significant correction would create many buying opportunities, it is unlikely that investors would have the stomach to pursue them. Therein lies the biggest danger facing investors.

This danger was illustrated in the March issue of Mutual Funds magazine, which featured the following statistic. According to the magazine, "Between 1984 and the end of 1998, the average stock fund gained 509%, or 12.8% per year over 15 years. Meanwhile, the typical mutual fund investor, whose average holding period was less than three years, earned just 186% or 7.25% a year." This staggering underperformance of the average fund investor was self-inflicted as it came from money flowing into the funds with great short-term performance and then flowing out of those funds when future results were disappointing.

If we can leave any message with our fellow shareholders, it is to fight the very human tendency to feel elated and optimistic when prices are high (as they are today) and discouraged and pessimistic when prices are low. Now when times are good is the right time to sound the cautious note. In doing so, we hope that we will all be better positioned to be optimistic and opportunistic when times look more bleak.(4)

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Growth & Income Fund which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Historically, common stocks have outperformed both bonds and cash. There is no assurance that this will continue to be true in the future.

(2) This hypothetical example illustrates the power of compounding over a 30-year period, and is not intended to be indicative of future investment results, which may be higher or lower than the assumed 7% rate.

(3) See the Fund's Schedule of Investments for a detailed list of portfolio holdings.

(4) This report reflects the professional opinions of Shelby M.C. Davis and Davis Growth & Income Fund's portfolio managers. All investments involve some degree of risk, and there can be no assurance that the Fund's investment strategies will be successful. Prices of shares will vary, so that when redeemed, an investor's shares could be worth more or less than their original cost.

(5) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis Growth & Income Fund's Class A shares for periods ended July 31, 2000. Returns for other classes of shares will vary from the following returns:


(WITHOUT a 4.75% sales charge taken into consideration)
--------------------------------------------------------------------------------
FUND NAME                             1 YEAR              INCEPTION
---------                             ------              ---------
--------------------------------------------------------------------------------
Davis Growth & Income Fund A           2.94%              5.83% - 05/01/98
--------------------------------------------------------------------------------


(WITH a 4.75% sales charge taken into consideration)
--------------------------------------------------------------------------------
FUND NAME                             1 YEAR              INCEPTION
---------                             ------              ---------
--------------------------------------------------------------------------------
Davis Growth & Income Fund A           (1.94%)            3.56% - 05/01/98

--------------------------------------------------------------------------------

(6) The Lipper Multi-Cap Value Index is composed of funds that by prospectus or portfolio practice invest in a variety of market capitalization ranges. Multi-Cap Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. Funds in the index are equally weighted, and returns include the reinvestment of all dividends and are net of expenses. Investments cannot be made directly in the index. Lipper Analytical Services' rankings and comparisons are based on total returns unadjusted for commissions.

An investment in the Fund is not a deposit in a bank and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS GROWTH & INCOME FUND
COMPARISON OF DAVIS GROWTH & INCOME FUND, CLASS A SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return for the Periods ended July 31, 2000.

---------------------------------------------------------------
CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%).

One Year............................................. (1.94%)
Life of Class (May 1, 1998 through July 31, 2000)....   3.56%
--------------------------------------------------------------

$10,000 INVESTED AT COMMENCEMENT OF OPERATIONS. Let's say you invested $10,000 in Davis Growth & Income Fund, Class A Shares on May 1, 1998 (commencement of operations) and paid a 4 3/4% sales charge. As the chart shows, by July 31, 2000 the value of your investment would have grown to $10,819 - a 8.19% increase on your initial investment. For comparison, the S&P 500 is also presented on the chart below.


Class A

                 S&P 500        DGIF-A
5/1/98         10,000.00      9,525.00
7/31/98        10,035.00      9,342.86
7/31/99        12,063.07     10,509.03
7/31/00        13,145.17     10,819.05



Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Growth & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS GROWTH & INCOME FUND
COMPARISON OF DAVIS GROWTH & INCOME FUND, CLASS B SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return for the Periods ended July 31, 2000.

-----------------------------------------------------------------------------
CLASS B SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year............................................. (2.12%)
Life of Class (May 4, 1998 through July 31, 2000)....   3.50%
------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Growth & Income Fund, Class B Shares on May 4, 1998 (inception of class). As the chart shows, by July 31, 2000 the value of your investment (less applicable contingent deferred sales charges) would have grown to $10,805 - a 8.05% increase on your initial investment. For comparison, the S&P 500 is also presented on the chart below.


Class B

                 S&P 500         DGIF-B
5/4/98         10,000.00      10,000.00
7/31/98        10,025.00       9,790.00
7/31/99        12,051.05      10,899.94
7/31/00        13,132.07      10,804.72

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Growth & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS GROWTH & INCOME FUND
COMPARISON OF DAVIS GROWTH & INCOME FUND, CLASS C SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return for the Periods ended July 31, 2000.

------------------------------------------------------------------------------
CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year.............................................    1.24%
Life of Class (May 4, 1998 through July 31, 2000)....    4.93%
------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Growth & Income Fund, Class C Shares on May 4, 1998 (inception of class). As the chart shows, by July 31, 2000 the value of your investment would have grown to $11,140
- a 11.40% increase on your initial investment. For comparison, the S&P 500 is also presented on the chart below.



Class C

                 S&P 500         DGIF-C
5/4/98         10,000.00      10,000.00
7/31/98        10,025.00       9,790.00
7/31/99        12,051.05      10,898.78
7/31/00        13,132.07      11,139.79

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Growth & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS GROWTH & INCOME FUND
COMPARISON OF DAVIS GROWTH & INCOME FUND, CLASS Y SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return for the Periods ended July 31, 2000.

----------------------------------------------------------------
CLASS Y SHARES
(There is no sales charge applicable to this calculation.)

One Year.............................................    3.17%
Life of Class (May 4, 1998 through July 31, 2000)....    6.08%
----------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Growth & Income Fund, Class Y Shares on May 4, 1998 (inception of class). As the chart shows, by July 31, 2000 the value of your investment would have grown to $11,416
- a 14.16% increase on your initial investment. For comparison, the S&P 500 is also presented on the chart below.


Class Y

                 S&P 500         DGIF-Y
5/4/98         10,000.00      10,000.00
7/31/98        10,025.00       9,820.00
7/31/99        12,051.05      11,068.98
7/31/00        13,132.07      11,415.75

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Growth & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS GROWTH & INCOME FUND
PORTFOLIO HOLDINGS AS OF JULY 31, 2000
================================================================================


PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------

PREFERRED STOCKS                                  10.3%
CONVERTIBLE BOND & OTHER ASSETS & LIABILITIES      1.9%
COMMON STOCKS                                     87.8%

SECTOR WEIGHTINGS (% OF LONG TERM PORTFOLIO)
--------------------------------------------

BANKING                                            3.7%
TECHNOLOGY                                        10.0%
DIVERSIFIED                                        6.8%
ELECTRONICS                                        3.0%
INDUSTRIAL                                         5.9%
FINANCIAL SERVICES                                27.4%
FOOD AND RESTAURANT                                2.6%
PHARMACEUTICALS                                    3.9%
REAL ESTATE                                       16.2%
INSURANCE                                          5.7%
TELECOMMUNICATIONS                                 9.1%
OTHER                                              5.7%



TOP 10 HOLDINGS                                                       % OF FUND
STOCK                                SECTOR                           NET ASSETS
--------------------------------------------------------------------------------
American Express Co.                 Financial Services               11.46%
Sealed Air Corp., $2.00, 4/01/18
  Series A Conv. Pfd                 Industrial                        5.92%
American International Group, Inc.   Multi-Line Insurance              5.71%
Citigroup, Inc.                      Financial Services                5.56%
Hewlett-Packard Co.                  Technology                        4.79%
Household International, Inc.        Financial Services                4.47%
Tyco International Ltd.              Diversified Manufacturing         4.31%
International Business Machines      Technology                        4.15%
Morgan Stanley Dean Witter & Co.     Investment Firms                  3.95%
American Home Products Corp.         Pharmaceutical and Healthcare     3.89%

DAVIS GROWTH & INCOME FUND
PORTFOLIO ACTIVITY - AUGUST 1, 1999 THROUGH JULY 31, 2000
================================================================================

NEW POSITIONS ADDED (8/1/99-7/31/00)
(Highlighted positions are those greater than 2.00% of 7/31/00 total net assets.)


                                                                               DATE OF 1ST       % OF 7/31/00
SECURITY                                    SECTOR                             PURCHASE          FUND NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.       Real Estate                         8/18/99              1.71%
American Home Products Corp.                Pharmaceutical and Healthcare       8/12/99              3.89%
American International Group, Inc.          Multi-Line Insurance                3/2/00               5.71%
Apartment Investment & Management Co.       Real Estate                         8/20/99              1.84%
AT&T Corp.                                  Telecommunications                  1/21/00              2.13%
Boston Properties, Inc.                     Real Estate                         8/18/99              1.86%
Bristol-Myers Squibb Co.                    Pharmaceutical and Healthcare       4/7/00                  -
Costco Wholesale Corp.                      Wholesale                           6/9/00               2.35%
Donaldson, Lufkin, & Jenrette, Inc.         Investment Firms                    8/12/99                 -
Freddie Mac                                 Diversified Financial Services      8/18/99                 -
Golden West Financial Corp.                 Banks and Savings & Loans           10/13/9                 -
Home Properties of New York, Inc.           Real Estate                         9/8/99               1.75%
Lexmark International, Inc.                 Technology                          1/21/00              1.06%
Lucent Technologies, Inc.                   Telecommunications                  5/17/00              1.58%
Morgan Stanley Dean Witter & Co.            Investment Firms                    3/7/00               3.95%
Motorola, Inc.                              Telecommunications                  3/1/00               2.15%
Oracle Corp.                                Technology                          3/7/00                  -
Providian Financial Corp.                   Diversified Financial Services      8/12/99                 -
Six Flags, Inc.                             Theme Parks                         9/8/99               0.84%
Spieker Properties, Inc.                    Real Estate                         8/17/99              1.89%
Tellabs, Inc.                               Telecommunications                  5/19/00              2.35%
Tyco International Ltd.                     Diversified Manufacturing           3/1/00               4.31%

POSITIONS CLOSED (8/1/99-7/31/00)
(Gains and losses greater than $500,000 are highlighted.)


                                                                                DATE OF
STOCK                                       SECTOR                              FINAL SALE         GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------------
Agilent Technologies, Inc.                  Electronics                         6/28/00              576,664
Allstate Corp.                              Property/Casualty Insurance         8/19/99             (142,948)
Applied Materials, Inc.                     Electronics                         4/7/00             4,585,981
Bank of America Corp.                       Banks and Savings & Loans           10/13/99            (722,714)
Bristol-Myers Squibb Co.                    Pharmaceutical and Healthcare       6/9/00              (195,089)
Crescent Operating Inc.                     Real Estate                         12/17/99             (16,657)
Crescent Real Estate Equities Co.           Real Estate                         11/10/99          (1,108,440)
Donaldson, Lufkin & Jenrette, Inc.          Investment Firms                    3/1/00               (59,516)
Dover Corp.                                 Machinery                           3/1/00               580,685
Freddie Mac                                 Diversified Financial Services      5/17/00             (118,279)
General Growth Properties, Inc.             Real Estate                         3/1/00               (18,721)
Gillette Co.                                Consumer Products                   2/29/00              (39,388)
Golden West Financial Corp.                 Banks and Savings & Loans           3/14/00             (160,199)
Intel Corp.                                 Technology                          5/17/00            2,299,420

DAVIS GROWTH & INCOME FUND
PORTFOLIO ACTIVITY - AUGUST 1, 1999 THROUGH JULY 31, 2000
================================================================================

POSITIONS CLOSED (8/1/99-7/31/00) - CONTINUED
(Gains and losses greater than $500,000 are highlighted.)


JDN Realty Corp.                            Real Estate                         12/16/99            (380,114)
Marriott International, Inc.                Hotels & Motels                     3/2/00              (627,845)
Martin Marietta Materials, Inc.             Building Materials                  3/1/00              (465,743)
Molex Inc.                                  Electronics                         2/29/00            1,263,590
Oracle Corp.                                Technology                          4/7/00               130,414
Philip Morris Cos., Inc.                    Consumer Products                   2/29/00           (1,666,458)
Progressive Corp. (Ohio)                    Property/Casualty Insurance         2/29/00           (2,097,974)
Providian Financial Corp.                   Diversified Financial Services      2/29/00             (415,374)
Rouse Co.                                   Real Estate                         8/30/99             (454,085)
Starwood Hotels & Resorts Worldwide, Inc.   Real Estate                         10/20/99          (1,112,635)
Transatlantic Holdings, Inc.                Property/Casualty Insurance         3/7/00              (269,163)
UnumProvident Corp.                         Life Insurance                      10/20/99            (544,316)
Vornado Realty Trust                        Real Estate                         3/20/00             (380,788)
Waste Management, Inc.                      Waste Management Services           10/20/99          (1,171,365)

DAVIS GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS
July 31, 2000
================================================================================

                                                                                                   VALUE
SHARES                                           SECURITY                                         (NOTE 1)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK - (87.79%)

    BANKS AND SAVINGS & LOANS - (3.74%)
        75,300        Wells Fargo & Co....................................................   $       3,110,831
                                                                                             -----------------
    BUILDING MATERIALS - (2.43%)
       102,300        Masco Corp..........................................................           2,020,425
                                                                                             -----------------
    DIVERSIFIED - (2.52%)
            38        Berkshire Hathaway, Inc., Class A*..................................           2,093,800
                                                                                             -----------------
    DIVERSIFIED MANUFACTURING - (4.31%)
        66,900        Tyco International Ltd..............................................           3,579,150
                                                                                             -----------------
    ELECTRONICS - (3.02%)
        42,800        Texas Instruments Inc...............................................           2,511,825
                                                                                             -----------------
    FINANCIAL SERVICES - (21.48%)
       168,000        American Express Co.................................................           9,523,500
        65,500        Citigroup, Inc......................................................           4,621,844
        83,300        Household International, Inc........................................           3,712,056
                                                                                             -----------------
                                                                                                    17,857,400
                                                                                             -----------------

    FOOD & RESTAURANT - (2.62%)
        69,200        McDonald's Corp.....................................................           2,179,800
                                                                                             -----------------
    INVESTMENT FIRMS - (3.95%)
        36,000        Morgan Stanley Dean Witter & Co.....................................           3,285,000
                                                                                             -----------------
    MULTI-LINE INSURANCE - (5.71%)
        54,150        American International Group, Inc...................................           4,748,278
                                                                                             -----------------
    PHARMACEUTICAL AND HEALTHCARE - (3.90%)
        61,000        American Home Products Corp.........................................           3,236,812
                                                                                             -----------------
    REAL ESTATE - (12.71%)
        39,600        Alexandria Real Estate Equities, Inc................................           1,418,175
        31,700        Apartment Investment & Management Co., Class A......................           1,533,487
       131,300        Boardwalk Equities, Inc.*...........................................           1,116,940
        37,200        Boston Properties, Inc..............................................           1,543,800
        45,300        Centerpoint Properties Corp.........................................           1,925,250
        47,300        Home Properties of New York, Inc....................................           1,451,519
        30,400        Spieker Properties, Inc.............................................           1,571,300
                                                                                             -----------------
                                                                                                    10,560,471
                                                                                             -----------------
    TECHNOLOGY - (10.01%)
        36,500        Hewlett-Packard Co..................................................           3,985,344
        30,700        International Business Machines Corp................................           3,451,831
        19,500        Lexmark International, Inc.*........................................             878,719
                                                                                             -----------------
                                                                                                     8,315,894
                                                                                             -----------------

DAVIS GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
July 31, 2000
================================================================================


                                                                                                    VALUE
SHARES/PRINCIPAL                                 SECURITY                                          (NOTE 1)
-----------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

    TELECOMMUNICATIONS - (8.20%)
        57,200        AT&T Corp...........................................................   $       1,769,625
        30,000        Lucent Technologies, Inc. ..........................................           1,312,500
        54,000        Motorola, Inc. .....................................................           1,785,375
        30,000        Tellabs, Inc.*......................................................           1,950,937
                                                                                             -----------------
                                                                                                     6,818,437
                                                                                             -----------------
    THEME PARKS - (0.84%)
        46,000        Six Flags, Inc.*....................................................             698,625
                                                                                             -----------------
    WHOLESALE - (2.35%)
        60,000        Costco Wholesale Corp.* ............................................           1,955,625
                                                                                             -----------------

                           Total Common Stocks - (identified cost $60,391,175)............          72,972,373
                                                                                             -----------------

CONVERTIBLE BONDS - (2.03%)
      $660,000        Cincinnati Financial Corp.,  Conv. Sub. Deb., 5.50%, 5/01/02 -
                           (identified cost $1,672,962)...................................           1,688,775
                                                                                             -----------------

PREFERRED STOCK - (10.29%)
        54,600        General Growth Properties, 7.25%, 7/15/08 Series, Conv. Pfd.........           1,245,563
        36,900        Globalstar Telecommunications  Ltd, 8.00%, 2/15/11 Series,
                           Conv. Pfd......................................................             742,613
       100,000        Sealed Air Corp., $2.00, 4/01/18 Series A Conv. Pfd.................           4,925,000
        29,500        Vornado  Realty Trust, 6.50%, Series A Conv. Pfd....................           1,639,094
                                                                                             -----------------

                      Total Preferred Stocks - (identified cost $9,518,984)...............           8,552,270
                                                                                             -----------------

                           Total Investments - (identified cost $71,583,121)(100.11%)(a)            83,213,418
                           Liabilities Less Other Assets - (0.11%)........................             (89,725)
                                                                                             -----------------
                                    Net Assets - (100%)...................................   $      83,123,693
                                                                                             =================

(a) Aggregate cost for Federal Income Tax purposes is $71,611,495. At July 31,
2000 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

                      Unrealized appreciation.............................................   $      17,808,916
                      Unrealized depreciation.............................................          (6,206,993)
                                                                                             -----------------
                           Net appreciation...............................................   $      11,601,923
                                                                                             =================

*   Non-Income Producing Security

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS GROWTH & INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
At July 31, 2000
================================================================================


ASSETS:
     Investments in securities, at value (identified cost $71,583,121)
         (see accompanying Schedule of Investments).......................................   $    83,213,418
     Receivables:
         Capital stock sold...............................................................           105,214
         Dividends and interest...........................................................           109,384
         Investments sold.................................................................           469,997
                                                                                             ---------------
              Total assets................................................................        83,898,013
                                                                                             ---------------

LIABILITIES:
     Cash overdraft.......................................................................           364,732
     Payable for capital stock redeemed...................................................           255,227
     Accrued expenses ....................................................................           154,361
                                                                                             ---------------
              Total liabilities...........................................................           774,320
                                                                                             ---------------

NET ASSETS ...............................................................................   $    83,123,693
                                                                                             ===============

NET ASSETS CONSIST OF:
     Par value of shares of capital stock.................................................   $       375,987
     Additional paid-in capital...........................................................        70,717,077
     Net unrealized appreciation on investments...........................................        11,630,297
     Accumulated net realized gain........................................................           400,332
                                                                                             ---------------
              Net assets..................................................................   $    83,123,693
                                                                                             ===============

     CLASS A SHARES
         Net assets.......................................................................   $    49,508,327
         Shares outstanding...............................................................         4,469,888
         Net asset value and redemption price per share ..................................         $   11.08
                                                                                                   =========
         Maximum offering price per share (100/95.25 of $11.08)*..........................         $   11.63
                                                                                                   =========
     CLASS B SHARES
         Net assets.......................................................................   $    24,795,474
         Shares outstanding...............................................................         2,252,032
         Net asset value and redemption price per share ..................................         $   11.01
                                                                                                   =========
     CLASS C SHARES
         Net assets.......................................................................   $     8,713,575
         Shares outstanding...............................................................           788,249
         Net asset value and redemption price per share ..................................         $   11.05
                                                                                                   =========
     CLASS Y SHARES
         Net assets.......................................................................   $       106,317
         Shares outstanding...............................................................             9,577
         Net asset value and redemption price per share ..................................         $   11.10
                                                                                                   =========

* On purchases of $100,000 or more, the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
STATEMENT OF OPERATIONS
For the year ended July 31, 2000
================================================================================

INVESTMENT INCOME:
     Income:
         Dividends .......................................................................   $       1,713,215
         Interest ........................................................................              61,962
                                                                                             -----------------
                 Total income.............................................................           1,775,177

     Expenses:
         Management fees (Note 3)........................................  $       718,634
         Custodian fees..................................................           47,478
         Transfer agent fees
              Class A....................................................           35,634
              Class B....................................................           48,737
              Class C....................................................           17,174
              Class Y....................................................            1,624
         Audit fees......................................................            9,200
         Legal fees......................................................            2,099
         Accounting fees (Note 3)........................................            6,000
         Reports to shareholders ........................................           36,375
         Directors' fees and expenses ...................................            2,626
         Registration and filing fees ...................................          101,132
         Miscellaneous ..................................................           27,446
         Payments under distribution plan (Note 4)
              Class A....................................................           50,162
              Class B....................................................          288,132
              Class C....................................................          101,218
                                                                           ---------------
                  Total expenses..........................................................           1,493,671
                  Expenses paid indirectly (Note 6).......................................                (480)
                                                                                             -----------------
                  Net expenses............................................................           1,493,191
                                                                                             -----------------
                      Net investment income ..............................................             281,986
                                                                                             -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain from investment transactions.......................................           1,915,216
     Net decrease  in unrealized appreciation of investments..............................            (643,135)
                                                                                             -----------------
         Net realized and unrealized gain on investments..................................           1,272,081
                                                                                             -----------------
                  Net increase in net assets resulting from operations ...................   $       1,554,067
                                                                                             =================


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                               YEAR ENDED          YEAR ENDED
                                                                                JULY 31,            JULY 31,
                                                                                  2000                1999
                                                                                  ----                ----
OPERATIONS:
     Net investment income.............................................   $        281,986     $     1,014,950
     Net realized gain/(loss) from investment transactions.............          1,915,216          (1,297,490)
     Net change in unrealized appreciation/(depreciation)
         of investments................................................           (643,135)         13,791,154
                                                                          ----------------     ---------------
         Net increase  in net assets resulting
              from operations..........................................          1,554,067          13,508,614

DIVIDENDS AND DISTRIBUTIONS
     TO SHAREHOLDERS FROM:

     Net investment income:

         Class A  .....................................................           (257,075)           (930,424)
         Class B  .....................................................            (11,908)           (211,825)
         Class C  .....................................................             (4,026)            (68,532)
         Class Y  .....................................................            (12,314)           (135,448)
     Realized gains from investment transactions:
         Class A  .....................................................           (157,789)               -
         Class B  .....................................................            (25,514)               -
         Class C  .....................................................             (8,664)               -
         Class Y  .....................................................            (25,427)               -


CAPITAL SHARE TRANSACTIONS:

     Net increase (decrease) in net assets resulting from capital share transactions (Note 5):

         Class A  .....................................................         (9,063,301)          2,056,131
         Class B  .....................................................         (9,013,302)         10,692,550
         Class C  .....................................................         (3,335,312)          5,323,001
         Class Y  .....................................................         (7,804,809)          6,250,806
                                                                          ----------------     ---------------
         Total increase (decrease) in net assets.......................        (28,165,374)         36,484,873

NET ASSETS:

     Beginning of year.................................................        111,289,067          74,804,194
                                                                          ----------------     ---------------
     End of year (including undistributed net income of
     $3,337 in 1999) ..................................................   $     83,123,693     $   111,289,067
                                                                          ================     ===============



SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS
July 31, 2000
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The Fund is a separate series of Davis New York Venture Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is both capital growth and income. The Fund commenced operations on May 1, 1998. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED
July 31, 2000
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

         Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 2000, were $51,816,739 and $80,481,907 respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

         Advisory fees are paid to Davis Selected Advisers, L.P. (the "Adviser") at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million and 0.55% of the average net assets in excess of $500 million. Management fees paid during the year ended July 31, 2000, approximated 0.75% of average net assets.

         The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended July 31, 2000 amounted to $12,996. State Street Bank & Trust Co. ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended July 31, 2000 amounted to $11,007. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee amounted to $6,000 for the year ended July 31, 2000. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

         Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

         The Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the year ended July 31, 2000, SCD received $2,520 in commissions on the purchases and sales of portfolio securities in the Fund.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

         CLASS A SHARES

         Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

         During the year ended July 31, 2000, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $ 47,940 from commissions earned on sales of Class A shares of the Fund, of which $7,496 was retained by the Underwriter and the remaining $40,444 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2000
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED
         CLASS A SHARES - CONTINUED

         The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the year ended July 31, 2000 was $50,162.

         CLASS B SHARES

         Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

         The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

         During the year ended July 31, 2000, Class B shares of the Fund made distribution plan payments which included distribution fees of $216,167 and service fees of $71,965.

         Commission advances by the Distributor during the year ended July 31, 2000 on the sale of Class B shares of the Fund amounted to $76,978, of which $76,607 was re-allowed to qualified selling dealers.

         The Distributor intends to seek payment from Class B shares of the Fund in the amount of $1,479,033, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

         A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended July 31, 2000 the Distributor received $153,139 in contingent deferred sales charges from Class B shares of the Fund.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED
July 31, 2000
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

         CLASS C SHARES

         Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

         During the year ended July 31, 2000, Class C shares of the Fund made distribution payments of $101,218. During the year ended July 31, 2000, the Distributor received $5,515 in contingent deferred sales charges from Class C shares of the Fund.

NOTE 5 - CAPITAL STOCK

         At July 31, 2000, there were 3,000,000,000 shares of capital stock ($0.05 par value per share) authorized, 1,000,000,000 of which shares are classified as Davis Growth & Income Fund. Transactions in capital stock were as follows:



CLASS A
-------
                                                           YEAR ENDED                     YEAR ENDED
                                                            JULY 31,                       JULY 31,

                                                              2000                            1999
                                                 -----------------------------    ----------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------

Shares subscribed..............................        241,238  $      2,552,758     1,424,482   $   13,883,526
Shares issued in reinvestment of distributions.         37,491           393,821        88,554          891,665
                                                 -------------  ----------------  ------------   --------------
                                                       278,729         2,946,579     1,513,036       14,775,191
Shares redeemed................................     (1,138,846)      (12,009,880)   (1,251,969)     (12,719,060)
                                                 -------------  ----------------  ------------   --------------
     Net increase (decrease)...................       (860,117) $     (9,063,301)      261,067   $    2,056,131
                                                 =============  ================  ============   ==============


CLASS B
-------
                                                            YEAR ENDED                    YEAR ENDED
                                                            JULY 31,                       JULY 31,
                                                              2000                           1999
                                                 -----------------------------    -----------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
Shares subscribed..............................        357,071  $      3,759,549     1,814,613   $   17,831,888
Shares issued in reinvestment of distributions.          2,772            27,588        17,900          179,921
                                                 -------------  ----------------  ------------   --------------
                                                       359,843         3,787,137     1,832,513       18,011,809
Shares redeemed................................     (1,216,552)      (12,800,439)     (723,688)      (7,319,259)
                                                 -------------  ----------------  ------------   --------------
     Net increase (decrease)...................       (856,709) $     (9,013,302)    1,108,825   $   10,692,550
                                                 =============  ================  ============   ==============


DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED
July 31, 2000
================================================================================

NOTE 5 - CAPITAL STOCK - CONTINUED


CLASS C
-------
                                                           YEAR ENDED                     YEAR ENDED
                                                            JULY 31,                        JULY 31,
                                                              2000                           1999
                                                 -----------------------------    ----------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
Shares subscribed..............................        238,183  $      2,532,118       871,308  $     8,619,196
Shares issued in reinvestment of distributions.            952             9,471         5,844           58,855
                                                 -------------  ----------------  ------------  ---------------
                                                       239,135         2,541,589       877,152        8,678,051
Shares redeemed................................       (559,903)       (5,876,901)     (331,361)      (3,355,050)
                                                 -------------  ----------------  ------------  ---------------
     Net increase (decrease)...................       (320,768) $     (3,335,312)      545,791  $     5,323,001
                                                 =============  ================  ============  ===============

CLASS Y
-------
                                                           YEAR ENDED                     YEAR ENDED
                                                            JULY 31,                       JULY 31,
                                                              2000                           1999
                                                 -----------------------------    ----------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
Shares subscribed..............................          6,146  $         67,648       707,983  $     6,134,544
Shares issued in reinvestment of distributions.          3,678            37,168        13,435          134,598
                                                 -------------  ----------------  ------------  ---------------
                                                         9,824           104,816       721,418        6,269,142
Shares redeemed................................       (720,454)       (7,909,625)       (1,832)         (18,336)
                                                 -------------  ----------------  ------------  ---------------
     Net increase (decrease)...................       (710,630) $     (7,804,809)      719,586  $     6,250,806
                                                 =============  ================  ============  ===============

NOTE 6 - CUSTODIAN FEES

         Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $480 during the year ended July 31, 2000.

DAVIS GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
Class A
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                                      MAY 1, 1998
                                                                                    (COMMENCEMENT
                                                          YEAR ENDED JULY 31,        OF OPERATIONS)
                                                         ---------------------         THROUGH
                                                          2000           1999       JULY 31, 1998
                                                         ------         ------         ------
Net Asset Value, Beginning of Period ..........          $10.85         $ 9.81         $10.00
                                                         ------         ------         ------

Income(Loss) From Investment Operations
     Net Investment Income ....................            0.07           0.16           0.03
     Net Realized and Unrealized Gains (Losses)            0.25           1.05          (0.22)
                                                         ------         ------         ------
       Total From Investment Operations .......            0.32           1.21          (0.19)

Dividends and Distributions
     Dividends from Net Investment Income .....           (0.08)         (0.17)            --
     Dividends from Realized Gains ............           (0.01)            --             --
                                                         ------         ------         ------
       Total Dividends and Distributions ......           (0.09)         (0.17)            --

Net Asset Value, End  of Period ...............          $11.08         $10.85         $ 9.81
                                                         ======         ======         ======
Total Return(1)................................            2.94%         12.48%         (1.90)%

Ratios/Supplemental Data

     Net Assets, End of Period (000 omitted) ..         $49,508        $57,824        $49,715

     Ratio of Expenses to Average Net Assets ..            1.16%          1.16%          1.44%*
     Ratio of Net Investment Income to Average
       Net Assets .............................            0.69%          1.39%          1.87%*
     Portfolio Turnover Rate(2)................              54%            18%             0%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

* Annualized


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
Class B
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                                             MAY 4, 1998
                                                                                              (INCEPTION
                                                                   YEAR ENDED JULY 31,        OF CLASS)
                                                                  ---------------------        THROUGH
                                                                   2000           1999       JULY 31, 1998
                                                                  ------         ------         ------
Net Asset Value, Beginning of Period ...................          $10.82         $ 9.79         $10.00
                                                                  ------         ------         ------

Income(Loss) From Investment Operations
     Net Investment Income .............................           (0.05)          0.05           0.01
     Net Realized and Unrealized Gains (Losses) ........            0.25           1.05          (0.22)
                                                                  ------         ------         ------
       Total From Investment Operations ................            0.20           1.10          (0.21)

Dividends and Distributions
     Dividends from Net Investment Income ..............              --(3)       (0.07)            --
     Dividends from Realized Gains .....................           (0.01)            --             --
                                                                  ------         ------         ------
       Total Dividends and Distributions ...............           (0.01)         (0.07)            --

Net Asset Value, End  of Period ........................          $11.01         $10.82         $ 9.79
                                                                  ======         ======         ======

Total Return(1).........................................            1.88%         11.34%         (2.10)%

Ratios/Supplemental Data

     Net Assets, End of Period (000 omitted) ...........         $24,795        $33,643        $19,571

     Ratio of Expenses to Average Net Assets ...........            2.16%          2.17%          2.32%*
     Ratio of Net Investment Income (Loss) to
       Average Net Assets ..............................           (0.31)%         0.38%          0.99%*
     Portfolio Turnover Rate(2).........................              54%            18%             0%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.

* Annualized

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
Class C
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                                              MAY 4, 1998
                                                                                              (INCEPTION
                                                                    YEAR ENDED JULY 31,         OF CLASS)
                                                                  ------------------------      THROUGH
                                                                    2000          1999       JULY 31, 1998
                                                                   ------        ------         ------
Net Asset Value, Beginning of Period .....................         $10.82        $ 9.79         $10.00
                                                                   ------        ------         ------

Income(Loss) From Investment Operations
     Net Investment Income ...............................          (0.01)         0.05           0.01
     Net Realized and Unrealized Gains (Losses) ..........           0.25          1.05          (0.22)
                                                                   ------        ------         ------
       Total From Investment Operations ..................           0.24          1.10          (0.21)

Dividends and Distributions
     Dividends from Net Investment Income ................             --(3)      (0.07)            --
     Dividends from Realized Gains .......................          (0.01)           --             --
                                                                   ------        ------         ------


       Total Dividends and Distributions .................          (0.01)        (0.07)            --

Net Asset Value, End  of Period ..........................         $11.05        $10.82         $ 9.79
                                                                   ======        ======         ======

Total Return(1) ..........................................           2.24%        11.32%         (2.10)%

Ratios/Supplemental Data

     Net Assets, End of Period (000 omitted) .............         $8,714       $12,002         $5,512

     Ratio of Expenses to  Average Net Assets ............           2.16%         2.17%          2.32%*
     Ratio of Net Investment Income (Loss) to
       Average Net Assets ................................          (0.31)%        0.38%          0.99%*
     Portfolio Turnover Rate(2) ..........................             54%           18%             0%




(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.

* Annualized

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
Class Y
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                               MAY 4, 1998
                                                                                (INCEPTION
                                                       YEAR ENDED JULY 31,       OF CLASS)
                                                     ----------------------       THROUGH
                                                       2000          1999      JULY 31, 1998
                                                      ------        ------        ------
Net Asset Value, Beginning of Period ..........       $10.86        $ 9.82        $10.00
                                                      ------        ------        ------

Income(Loss) From Investment Operations
     Net Investment Income ....................         0.09          0.18          0.04
     Net Realized and Unrealized Gains (Losses)         0.25          1.05         (0.22)
                                                      ------        ------        ------
       Total From Investment Operations .......         0.34          1.23         (0.18)

Dividends and Distributions
     Dividends from Net Investment Income .....        (0.09)        (0.19)           --
     Dividends from Realized Gains ............        (0.01)           --            --
                                                      ------        ------        ------
       Total Dividends and Distributions ......        (0.10)        (0.19)           --

Net Asset Value, End  of Period ...............       $11.10        $10.86        $ 9.82
                                                      ======        ======        ======


Total Return(1)................................         3.17%        12.72%        (1.80)%

Ratios/Supplemental Data

     Net Assets, End of Period (000 omitted) ..         $106        $7,819            $6

     Ratio of Expenses to Average Net Assets ..         1.03%         1.01%         1.14%*
     Ratio of Net Investment Income to Average
       Net Assets .............................         0.82%         1.54%         2.17%*
     Portfolio Turnover Rate(2)................           54%           18%            0%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

* Annualized

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS GROWTH & INCOME FUND:

     We have audited the accompanying statement of assets and liabilities of Davis Growth & Income Fund, including the schedule of investments, as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from May 1, 1998 (commencement of operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Growth & Income Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from May 1, 1998 (commencement of operations) to July 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

                                                              KPMG LLP

Denver, Colorado
September 8, 2000

DAVIS GROWTH & INCOME FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
FOR THE YEAR ENDED JULY 31, 2000
================================================================================

     In early 2001, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     During the fiscal year ended July 31, 2000, Davis Growth & Income Fund distributed $217,394 of dividends which are hereby designated as capital gain dividends for U.S. federal income tax purposes.

     Dividends paid by the Fund during the fiscal year ended July 31, 2000 which are not designated as capital gain distribution should be multiplied by 100% to arrive at the net amount eligible for the corporate dividends-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

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









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                                       31

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


                           DAVIS GROWTH & INCOME FUND
                  2949 East Elvira Road, Tucson, Arizona 85706
================================================================================

                 DIRECTORS                   OFFICERS
                 Wesley E. Bass, Jr.         Jeremy H. Biggs
                 Jeremy H. Biggs               Chairman
                 Marc P. Blum                Christopher C. Davis
                 Andrew  A. Davis              President
                 Christopher C. Davis        Kenneth C. Eich
                 Jerry D. Geist                Vice President
                 D. James Guzy               Sharra L. Reed
                 G. Bernard Hamilton           Vice President,
                 Laurence W. Levine            Treasurer & Assistant Secretary
                 Christian R. Sonne          Thomas D. Tays
                 Marsha Williams               Vice President & Secretary
                                             Andrew A. Davis
                                               Vice President

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202


================================================================================
FOR MORE INFORMATION ABOUT DAVIS GROWTH & INCOME FUND INCLUDING MANAGEMENT FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
================================================================================

DAVIS SELECTED ADVISERS, L.P.
2949 EAST ELVIRA ROAD,
SUITE 101
TUCSON, ARIZONA  85706
1-800-279-0279
www.davisfunds.com

















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